Financial Results Financial Results Fourth Quarter 2011 Fourth Quarter 2011 Exhibit 99.1

Forward Looking Statements
The information contained in this presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and involve risks and uncertainties that may cause the Company's actual results to differ materially from any future results expressed or implied by such forward-looking statements. Factors that may cause such a difference include, but are not limited to (i) the rate of growth in the economy and employment levels, as well as general business and economic conditions; (ii) changes in interest rates, as well as the magnitude of such changes; (iii) the fiscal and monetary policies of the federal government and its agencies; (iv) changes in federal bank regulatory and supervisory policies, including required levels of capital; (v) the relative strength or weakness of the consumer and commercial credit sectors and of the real estate markets in Puerto Rico and the other markets in which borrowers are located; (vi)
the performance of the stock and bond markets; (vii) competition in the financial services industry; (viii) possible legislative, tax or regulatory changes; (ix) the impact of the Dodd-Frank Act on our businesses, business practice and cost of operations; and (x) additional Federal Deposit Insurance Corporation assessments. Other than to the extent required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statement.
Please refer to our Annual Report on Form 10-K for the year ended December 31, 2010 and other SEC reports for a discussion of those factors that could impact our future results. The financial information included in this presentation for the quarter ended December 31, 2011 is based on preliminary unaudited data and is subject to change.

2011 Highlights
•
Net Income for the year amounted to $151 million
Strong NIM of 4.34%
Provision for loan losses down 43% from prior year
•
Net income of $3 million in Q4; fourth consecutive profitable quarter
Results include a one-time expense of $15.6 million due to employee retirement window
Improved credit quality trends
–
Provision for non-covered loans fell $26.8 million to $123.9 million on linked-quarter basis
–
PR commercial/construction NPL inflows declined 52% in Q4; credit review of the portfolio was completed
–
Net charge offs of non-covered loans in Q4 were down 7% to $126 million
•
Ended the year with strong capital and well positioned for improved results in 2012

$ in thousands (except per share data)

	Q4 2011[1]	Q3 2011[1]	Variance
Net interest income	$344,780	$369,311	($24,531)
Service fees & other oper. income	113,848	106,696	7,152
Gain on sale of investments, loans & trading profits	18,064	21,055	(2,991)
FDIC loss-share income (expense)	17,447	(5,361)	22,808
Gross revenues	494,139	491,701	2,438
Provision for loan losses (excluding covered loans)	(123,908)	(150,703)	26,795
Provision for loan losses (covered WB loans)	(55,900)	(25,573)	(30,327)
Total provision BPOP	(179,808)	(176,276)	(3,532)
Net revenues	314,331	315,425	(1,094)
Personnel costs	124,547	111,724	12,823
Other operating expenses	186,546	170,631	15,915
Total operating expenses	311,093	282,355	28,738
Income before Tax	3,238	33,070	(29,832)
Income Tax	(263)	(5,537)	5,274
Net income	$2,975	$27,533	($24,558)

Financial Ratios			
EPS	$0.00	$0.03	($0.03)
NIM	4.30%	4.45%	-0.15%

POPULAR

Financial Results 3 ¹ Unaudited

Q4 vs. Q3 2011 Adjusted Variances (in millions)

($In millions)
Q4 vs. Q3 variance as reported (30) $
Adjustments
Gain on sale of securites Q3 8
Gain on sale of securites Q4 3
Variance 5
Retirement window Q4 16
Adjusted negative variance (9) $
Covered loans (17) $
Mortgage loans (8)
(25)
FDIC loss share increase:
Accretion of indemnification asset 2
ASC 310-20 and provision-mirror acct. 21
23
Other Income:
Serv charges & other fees (3)
Gain on sale & indemnity reserves 2
Other operating income 10
9
43
Covered loans (30)
US (16)
(3)
Other Expenses (13)
Detailed variances (9) $
Provision:
Provision BPPR - non-covered
Lower net interest income:
Explanation Variance in pre-tax income

10.94%
14.52%
15.79%
7.99%
12.10%
15.97% 17.25%
8.62%
Tier 1 Common Tier 1 Capital Total Capital Tangible Common Equity
Capital Ratios

1
See the earnings press release for reconciliation of Common Stockholders Equity (GAAP) to Tier 1 Common
Equity (Non-GAAP).
2
Minimum Regulatory Requirements for Well Capitalized
Q3
2011
Q2
2011
Q3
2010
1
•
There is no specific plan at this time for TARP repayment nor any obligation to accelerate a total or partial payment
•
Any repayment of TARP will be done in a manner that protects shareholder value and will be subject to regulatory approval
•
As of year end, the unamortized TARP discount amounted to $466 million
•
Including the discount amortization, the effective cost of TARP capital in Q4 was 16% of the accreting  book value, or 7.8% of the par amount of $935 million
• Interest expense  for 2011: $72.5 million
coupon $46.8 million
discount amortization $25.7 million
•
Strong capital ratios
Q4
2010
Q4
2011
Q4
2010
Q4
2011
Q4
2011
Q4
2010
5%²
6%²
10%²
Q4
2011
Q4
2010

Consolidated Credit Summary
•
NPAs have decreased since Q4 10 principally driven by the sale of non-performing loans
•
NCOs slightly declined in the fourth quarter, although experiencing variability within the portfolios
•
Provision for loan losses for 2011 was down 43% vs 2010
•
Allowance & allowance to loans coverage ratio remained relatively flat
Excluding covered loans
$ in millions
Q4 11 Q3 11
Q4 11 vs
Q3 11
Q4 10
Q4 11 vs
Q4 10
Loans Held to Maturity (HTM) $20,602 $20,674 -0.35% $20,728 -0.61%
Loans Held for Sale 363               369             -1.63% 894            -59.40%
Total Non Covered Loans $20,965 $21,043 -0.37% $21,622 -3.04%
Non-performing assets (inc OREO) $2,173 $2,158 0.70% $2,405 -9.65%
NPLs HTM to loans HTM 8.44% 8.38% 0.06% 7.58% 0.86%
Net charge-offs $126 $135 -6.67% $478 -73.64%
Net charge-offs to average loans HTM 2.46% 2.64% -0.18% 8.82% -6.36%
Provision for loan losses $124 $151 -17.88% $354 -64.97%
Provision to total loans HTM 2.41% 2.92% -0.51% 6.83% -4.42%
Provision for loan losses to net charge-offs 0.98x 1.11x -0.13x 0.74x 0.24x
Allowance for loan losses $690 $693 -0.43% $793 -12.99%
Allowance for loan losses to loans (excl. LHFS)
3.35% 3.35% 0.00% 3.83% -0.48%
Allowance for loan losses to NPLs HTM 39.73% 39.99% -0.26% 50.46% -10.73%

In 000's
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
2Q10
3Q10
4Q10
1Q 11
2Q 11
3Q 11
4Q 11
Commercial
Construction
Consumer
Mortgage

Commercial & Construction Inflows
Millions
$350
$300
$250
$200
$150
$100
$50
$0
$147
$104
$109
$136
$57
$79
$77
$77
$119
$161
$149
$174
$133
$116
$212
$101
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
PR Inflows
US Inflows

Commercial
Mortgage
Consumer
Construction-right axis
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11

Non-Performing Loans- Popular, Inc.
Commercial & Construction NPL Inflows
Credit Quality Overview-
•
NPLs increased by $6 million in Q4 driven by higher PR
mortgage offset by reductions in construction. The
increase in Q3 was $107 million.
•
NCO ratio for Q4 was 2.46% ($126 million) vs. 2.64%
($135 million) in Q3, driven by PR C&I and consumer
portfolio
•
Inflow of NPLs in the PR commercial & construction
portfolios are lower ($111 million) given completion of
the credit review
•
For the year total NPL inflows for the commercial &
construction portfolios are down 22%

Excludes Covered Loans & LHFS
Net Charge Offs-Popular, Inc. ¹
1 Excludes net charge-offs of $210 million in commercial and construction loans as a result of charging-off collateral dependent loans more promptly in Q4 10.

2011 Highlights
•
First year of operational profitability
since 2006
Further expanded strong margin
Reduced credit cost by 43% from
2010
Strengthened capital position
Executed on asset acquisitions
•
Improved credit profile
Completed NPL asset sales in PR
and US
Registered improvement in
credit trends in PR
Experienced substantial
improvement in US
Summary & Outlook

2012 Strategy
•
Further improve credit risk profile
•
Add low-risk assets
•
Expand efficiency efforts
•
Continue improvement at BPNA
Well positioned to improve results in 2012
•
2012 target range net income of $185
million to $200 million
Driven primarily by a reduction in
the provision expense

Appendix Appendix

Assets
Market Cap
Tangible Capital
$ in millions
60,000
50,000
40,000
30,000
20,000
10,000
-
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
48,624
47,404
44,411
38,883
34,736
38,815
38,830
39,108
38,275
37,348
2005
2006
2007
2008
2009
2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011

POPULAR.

2005/2006
• Aggressive diversification
consisting of Puerto Rico, the
U.S. and the Caribbean;
revenue diversification
through EVERTEC
• Focused on growing U.S.
banking and mortgage
businesses  (PFH & ELOAN )
2007/2008
•Reorganized U.S. operation
to exit high-risk businesses
•Shut down U.S. consumer
finance businesses (PFH &
ELOAN) & Texas region
•Acquisition of P.R. Citibank
retail business
2009/2010
• Focused  on ensuring
capital and BHC liquidity
adequacy and participating
in the P.R. banking
consolidation
• Raised common equity,
completed EVERTEC sale &
Westernbank transaction
2005 2006 2007 2008 2009 2010
Net Income (Loss) $541M $358M ($64M) ($1,244M) ($574M) $137M
Tier 1 Common 7.98% 7.73% 7.08% 3.19% 6.39% 10.95%
NPL/Loans 1 .77% 2.24% 2.75% 4.67% 9.60% 7.58% ¹
FTEs 13,210 12,508 12,303 10,587 9,407 8,277
Where We Are Coming From

Strategy
Financials
2011/2012
• Focused on:
Puerto Rico
Credit risk profile
improvement
Efficiency
Asset acquisition
United States
•Repositioning as
community bank
•Continued attention
to asset quality and
efficiency
¹ Excludes covered loans

P.R.  & US Business

1
Excludes covered loans
$ in millions (Unaudited) Q4 11 Q3 11 Variance Q4 11 Q3 11 Variance
Net Interest Income $299 $321 ($22) $73 $73 ($0)
Non Interest Income 136 118 18 21 18 3
Gross Revenues 435 439 (4) 94 91 3
Provision (non-covered) (88) (131) 43 (36) (20) (16)
Provision (covered WB) (56) (26) (30)            -            -               -
Provision for loan losses (144) (157) 13 (36) (20) (16)
Expenses (253) (221) (32) (60) (61) 1
Tax (Expense) Benefit (4) (7) 3 (1) (1) (0)
Net Income (Loss) $34 $54 ($20) ($3) $9 ($12)
NPLs  (HTM) ¹ $1,371 $1,337 $34 $367 $395 ($28)
NPLs  (HTM + HFS) ¹ 1,620 1,597 23 380 395          (15)
Loan loss reserve 578 524             54 237 249          (12)
Assets $28,423 $29,202 ($779) $8,581 $8,720 ($139)
Loans  (HTM) 19,159 19,210 (51) 5,762 5,946        (184)
Loans  (HTM + HFS) 19,507 19,575 (68) 5,778 5,949        (171)
Deposits 21,850 21,727 123 6,168 6,292 (124)
NIM 4.97% 5.15% -0.18% 3.68% 3.62% 0.06%
PR US

Credit Ratings Update
•
Our senior unsecured ratings have been gradually improving
since 2010:
Moodys: Ba1 Negative Outlook
S&P: B+ Stable Outlook
Fitch: B+ Positive Outlook
•
Feb, 2011:  Fitch raised our senior unsecured rating by one
notch to B+
•
July, 2011: S&P raised our senior unsecured rating by one notch to B+
•
As the P.R. economy stabilizes and our credit metrics improve, we should see upward pressure on the ratings

TARP Capital Accounting Overview
•
In 2009, we exchanged $935 million in perpetual preferred shares we issued to the US Treasury in
2008, for perpetual trust-preferred securities (“Trups”) with the same terms and conditions
The coupon remained unchanged at 5%, stepping up to 9% in 12-2013
•
Under GAAP, the Trups were marked to market resulting in a gain of approximately $485.3 million million which was taken into retained earnings in 8-2009
the discount rate assumed for the valuation was 16%
the book value of the Trups was written down to approximately $416M million
The discount is being amortized throughout a 30-year period using the level-yield method to result in an effective cost of 16% of book value
•
In  2011, the interest expense booked related to the Trups was $72.5 million:
Coupon payment of $46.8 million
Discount amortization of $25.7 million
The effective cost was 16% of the average book value, or 7.8% of the par amount of $935 million
The outstanding discount as of 12-31-2011, was approximately $466 million

Financial Results Financial Results Fourth Quarter 2011 Fourth Quarter 2011